UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2020

Mobivity Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

55 N. Arizona Place, Suite 310

Chandler, Arizona  85225

(Address of principal executive offices) (zip code)

(866) 282-7660

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b)of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01Other Information

On January 14, 2020, we entered into an amendment to a software services and licensing agreement with our largest customer.  The original agreement was entered into in 2015 and, pursuant to the amendment, we have extended and expanded the services we provide to the customer, which is expected to add $2,500,000 to our annual gross revenues, of which more than $2,000,000 will be accretive to our annual gross margins. In addition, the amended agreement includes minimum volume commitments for SMS and MMS messaging.  By way of the amendment, the term of the software services and licensing agreement has been extended through December 31, 2024.

Safe Harbor

This Current Report on Form 8-K contains forward-looking statements concerning Mobivity Holdings Corp.  Forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements that contain words such as “expects,” “contemplates,” “anticipates,” “plans,” “intends,” “believes” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters.  The forward-looking statements in this report include expectations for our receipt of approximately $2,500,000 of additional revenue, including approximately $2,000,000 of additional gross margin, annually as a result of an amendment to a software services and licensing agreement with our largest customer. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the expectations concerning the additional revenues are based on the customer maintaining certain current usage rates, of which there can be no assurance, (2) the risk of the customer’s early termination of the software services and licensing agreement pursuant to its rights set forth in the agreement and (3) those other risks disclosed in the section “Risk Factors” included in the Company’s Annual Report on Form 10-K filed on April 15, 2019 and subsequent SEC filings. Mobivity Holdings Corp. cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

January 14, 2020	By:	/s/ Dennis Becker
Dennis Becker, Chief Executive Officer